Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Patrick Spence, Chief Executive Officer of Sonos, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, this annual report on Form 10-K of the Company for the fiscal year ended September 28, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2024	By:	/s/ Patrick Spence
Patrick Spence
Chief Executive Officer (Principal Executive Officer)